EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment no. 2 to the annual report on Form 20-F/A of Fuwei Films (Holdings) Co., Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Xiaoan He and Xiuyong Zhang, the Chief Executive Officer and Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and not deemed filed.

March 21, 2012

/s/ Xiaoan He
Xiaoan He Chief Executive Officer

/s/ Xiuyong Zhang
Xiuyong Zhang Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.